UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2018

Cohu, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Introductory Note

On October 1, 2018, Cohu, Inc., filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose that on October 1, 2018, it had completed its previously announced acquisition of, Xcerra Corporation, a Massachusetts corporation (“Xcerra”). This Form 8-K/A amends and supplements Item 9.01 of the Initial Form 8-K to provide the historical audited and unaudited financial statements of Xcerra and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K. Except as stated above, no other information contained in the Initial Form 8-K has been amended.

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements of Xcerra required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(c) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K/A:

23.1*	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm

99.1

Audited Consolidated Financial Statements of Xcerra Corporation for the fiscal years ended July 31, 2017 and 2016 (incorporated by reference to Xcerra’s Annual Report on Form 10-K for the year ended July 31, 2017, filed with the SEC on September 11, 2017).

99.2

Unaudited Interim Condensed Consolidated Financial Statements of Xcerra Corporation for the three and nine months ended April 30, 2018 and 2017 (incorporated by reference to Xcerra’s Quarterly Report on Form 10-Q, filed with the SEC on June 11, 2018).

99.3*	Unaudited Pro Forma Financial Information

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2018	Cohu, Inc.
By:
/s/ Jeffrey D. Jones
		Name:	Jeffrey D. Jones
		Title:	VP Finance and Chief Financial Officer